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                                          EXHIBIT 19(b)

                                        Powers of Attorney

                               POWER OF ATTORNEY

The undersigned Trustee of The Valiant Fund (the "Fund") hereby appoints Susan M. Beauregard, Vice President, Treasurer and Secretary of the Fund, his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Fund and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.

                              (Signature)    /s/ John S. Culbertson
                                             ------------------------
                              (Print name)   John S. Culbertson
                                             ------------------------

Date:  November 15, 1994

                               POWER OF ATTORNEY

The undersigned Trustee of The Valiant Fund (the "Fund") hereby appoints Susan M. Beauregard, Vice President, Treasurer and Secretary of the Fund, his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Fund and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.

                              (Signature)    /s/ Richard F. Curcio
                                             ------------------------
                              (Print name)   Richard F. Curcio
                                             ------------------------

Date:  November 15, 1994

                                POWER OF ATTORNEY

The undersigned Trustee of The Valiant Fund (the "Fund") hereby appoints Susan M. Beauregard, Vice President, Treasurer and Secretary of the Fund, his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Fund and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.

                              (Signature)    /s/ H. Willis Day, Jr.
                                             ------------------------
                              (Print name)   H. Willis Day, Jr.
                                             ------------------------

Date:  November 2, 1994

                               POWER OF ATTORNEY

The undersigned Trustee of The Valiant Fund (the "Fund") hereby appoints Susan M. Beauregard, Vice President, Treasurer and Secretary of the Fund, his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Fund and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.

                              (Signature)    /s/ Roger F. Dumas
                                             ------------------------
                              (Print name)   Roger F. Dumas
                                             ------------------------

Date:  November 7, 1994

                               POWER OF ATTORNEY

The undersigned Trustee of The Valiant Fund (the "Fund") hereby appoints Susan M. Beauregard, Vice President, Treasurer and Secretary of the Fund, his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Fund and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.

                              (Signature)    /s/ Kenneth J. Phelps
                                             ------------------------
                              (Print name)   Kenneth J. Phelps
                                             ------------------------

Date:  November 16, 1994

                                POWER OF ATTORNEY

The undersigned Trustee of The Valiant Fund (the "Fund") hereby appoints Susan M. Beauregard, Vice President, Treasurer and Secretary of the Fund, his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Fund and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.

                              (Signature)    /s/ Rufus C. Cushman Jr.
                                             ------------------------
                              (Print name)   Rufus C. Cushman Jr.
                                             ------------------------

Date:  September 19, 1995